Inventories net (Details) - USD ($)	Mar. 31, 2026	Sep. 30, 2025
Inventory
Raw materials	$ 3,000,544	$ 3,640,861
Finished goods	1,845,784	0
Sub-total	4,846,328	3,640,861
Less: allowance for inventories	0	0
Total	$ 4,846,328	$ 3,640,861